UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Item 1. Report to Shareholders

Institutional Long Duration Credit Fund	November 30, 2017

Highlights

●	Stronger corporate earnings, synchronized global growth, and positive momentum for corporate tax reform helped support demand for investment-grade corporate bonds during the six-month period.

●

The Institutional Long Duration Credit Fund underperformed the Bloomberg Barclays U.S. Long Credit Bond Index during the reporting period, primarily as a result our yield curve positioning and industry allocation.

●	Our underweight to the noncorporate space, comprising bonds issued by municipalities, government organizations, sovereigns, and supranationals, detracted from relative results. These assets, especially riskier sovereign-owned energy names, outperformed amid stabilizing oil prices.

●	While there could be headwinds for investment-grade corporate bonds in 2018, the fundamental backdrop remains supportive, especially as corporate earnings remain strong and continue to improve.

The views and opinions in this report were current as of November 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Long Duration Credit Fund

Dear Investor

Stronger corporate earnings, synchronized global growth, and positive momentum for corporate tax reform helped support demand for investment-grade corporate bonds during the six-month reporting period. Even so, your fund underperformed the benchmark as a result of our more conservative industry allocation decisions and yield curve positioning.

Performance

During the six-month period ended November 30, 2017, the fund returned 3.83% compared with 4.38% for the Bloomberg Barclays U.S. Long Credit Bond Index. The fund’s share price rose during the six-month reporting period to $10.73 from $10.52 at the end of May. Dividend income totaled $0.19 per share over the past six months. The fund’s 30-day SEC yield fell to 3.48% from 3.64% at the end of May.

Economy and Interest Rates

The U.S. economy grew at an annualized pace of 3.3% in the third quarter of 2017 and is on track to expand about 2% for the full year. The solid growth combined with strong employment and signs that inflation may have bottomed prompted the Federal Reserve to continue its gradual tightening plans with a quarter-point increase in the federal funds target rate last summer. (On December 13, soon after our reporting period ended, the central bank raised rates by another quarter point, bringing the fed funds target rate to the 1.25% to 1.50% range.) The central bank indicated that three more rate hikes would likely follow in 2018. The Fed began to slowly unwind its $4.5 trillion balance sheet that it built up as part of its quantitative easing measures following the 2008 financial crisis.

In Europe, sustained economic growth and gradually accelerating inflation have convinced the European Central Bank (ECB) to slowly normalize monetary policy. While European political risks eased in the aftermath of various national elections, uncertainty surrounded the effects of Brexit and Spain’s Catalonia secessionist vote.

In the investment-grade corporate bond market, companies issued investment-grade debt at a brisk pace to take advantage of low rates. Strong demand from foreign buyers looking for higher yields helped absorb the supply and pushed bond prices higher. While expectations of accelerating inflation and stronger growth under the Trump administration supported the investment-grade corporate market, each delay in implementing proposed fiscal and tax policies chipped away at expectations for this growth.

Corporate bonds outperformed U.S. Treasuries with similar maturities as credit spreads compressed significantly. The Treasury yield curve, especially between 2- and 10-year notes, flattened as short-term rates increased more than longer-term yields. The yield on the two-year Treasury note began the period at 1.28% and rose to 1.78%, while the yield on the 10-year Treasury began the period at 2.21% and rose to 2.42%. (Bond prices and yields move in opposite directions.)

Portfolio Review

Industry positioning and security selection weighed on relative returns. Our underweight to bonds issued by municipalities, government organizations, sovereigns, and supranationals detracted from relative results, especially as these riskier, sovereign-owned energy names outperformed amid stabilizing oil prices. However, we opted not to buy emerging market sovereign bonds and the state-owned oil companies, which became top benchmark performers during the period. Rather, we added to higher-quality energy names such as Marathon Oil, which became a top absolute contributor. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

While our underweight to the media industry benefited results, our selection of securities, especially Charter Communications and Time Warner Cable, weighed on relative performance as delayed government approval of proposed mergers created uncertainty.

The fund benefited from security selection in the electric utilities sector. We like longer-dated utility debt, and the stable cash flows from contractual obligations have helped company results. Southern Company, a gas and electric utility holding company, boosted relative returns after its subsidiary, Georgia Power, received its first installment of Toshiba’s $3.8 billion in financial assistance for the development of two nuclear reactors at its Vogtle power plant in Georgia. State regulators had conditioned the continuation of this costly project on Southern Company’s receipt of Toshiba’s payment.

Our security selection in the insurance industry contributed to relative returns because of the group’s strong fundamentals and a supportive regulatory environment. We favored property and casualty (P&C) names over health insurers, which were pressured by the uncertainty about the future of the Affordable Care Act. P&C holdings benefited from years of low levels of catastrophic losses, which enabled them to build up capital reserves. Many of these bonds have longer maturities, which held up better than shorter-maturity assets as the yield curve flattened. Health insurers Anthem and Humana were top relative and absolute contributors. While we initiated the Anthem position during the period, we sold Humana. P&C company Liberty Mutual Group was another top absolute and relative performer.

Our yield curve positioning detracted from relative results. The portfolio was overweight issues in the 5- to 10-year part of the yield curve. This positioning detracted from performance as intermediate-term rates rose. On November 30, 2017, the portfolio’s duration was 13.9 years, roughly in line with that of the benchmark.

Outlook

We were able to take advantage of many positive trends in the reporting period, including the rally in financial-and insurance-related names driven by hopes for deregulation. Many of these opportunities have now run their course as spreads have contracted, volatility ebbed, and oil prices stabilized. We believe that the U.S. economic expansion is in its later stages; however, tax cuts enacted by Congress may prolong it. While we have seen record-high levels of issuance, tax cuts and other provisions of the new tax measure may result in less issuance of corporate debt.

The fundamental backdrop remains supportive for investment-grade corporate bonds, especially as corporate earnings continue to improve. Demand for investment-grade debt remains strong in a yield-hungry world, and investors have been more willing to add risk to achieve higher returns.

Global growth remains steady and inflation subdued. However, global macroeconomic events, including commodity price volatility, could affect performance. Likewise, the escalation of tensions with North Korea is another risk. As such, we will closely monitor global economic and political conditions and be cautious around new bouts of risk taking.

In keeping with our long-term strategy, we will seek lower investment-grade-rated, asset-rich companies that provide the portfolio with a notable yield and spread advantage over the benchmark and that we believe can be significant drivers of relative returns. We remain committed to a risk-aware, fundamentals-based investment approach and long-term perspective.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii, CFA
Chairman of the fund’s Investment Advisory Committee

December 22, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Fixed Income Investing

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Glossary

Bloomberg Barclays U.S. Long Credit Bond Index: A measure of corporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Credit spreads: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short-and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses
T. Rowe Price Institutional Long Duration Credit Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Long Duration Credit Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Long Duration Credit Fund
November 30, 2017 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Long Duration Credit Fund
November 30, 2017 (Unaudited)
($000s, except shares and per share amounts)

| | | |
|---|---|---|
| **Assets** | | |
| Investments in securities, at value (cost $37,710) | $ | 39,253 |
| Interest receivable | | 354 |
| Receivable for investment securities sold | | 128 |
| Cash deposits on futures contracts | | 93 |
| Receivable for shares sold | | 1 |
| Total assets | | 39,829 |
| **Liabilities** | | |
| Investment management and administrative fees payable | | 14 |
| Variation margin payable on futures contracts | | 7 |
| Other liabilities | | 81 |
| Total liabilities | | 102 |
| **NET ASSETS** | **$** | **39,727** |
| **Net Assets Consist of:** | | |
| Overdistributed net investment income | $ | (5) |
| Accumulated undistributed net realized gain | | 313 |
| Net unrealized gain | | 1,504 |
| Paid-in capital applicable to 3,703,325 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized | | 37,915 |
| **NET ASSETS** | **$** | **39,727** |
| **NET ASSET VALUE PER SHARE** | **$** | **10.73** |

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Long Duration Credit Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Long Duration Credit Fund
(Unaudited)
($000s)

| | | 6 Months Ended 11/30/17 | | Year Ended 5/31/17 |
|---|---|---|---|---|
| **Increase (Decrease) in Net Assets** | | | | |
| Operations | | | | |
| Net investment income | $ | 695 | $ | 1,334 |
| Net realized gain | | 598 | | 215 |
| Change in net unrealized gain / loss | | 150 | | 84 |
| Increase in net assets from operations | | 1,443 | | 1,633 |
| | | | | |
| Distributions to shareholders | | | | |
| Net investment income | | (695) | | (1,334) |
| | | | | |
| Capital share transactions* | | | | |
| Shares sold | | 1,188 | | 2,492 |
| Distributions reinvested | | 250 | | 463 |
| Shares redeemed | | (534) | | (1,182) |
| Increase in net assets from capital share transactions | | 904 | | 1,773 |
| | | | | |
| **Net Assets** | | | | |
| Increase during period | | 1,652 | | 2,072 |
| Beginning of period | | 38,075 | | 36,003 |
| | | | | |
| **End of period** | **$** | **39,727** | **$** | **38,075** |
| | | | | |
| Overdistributed net investment income | | (5) | | (5) |
| | | | | |
| *Share information | | | | |
| Shares sold | | 111 | | 238 |
| Distributions reinvested | | 23 | | 44 |
| Shares redeemed | | (50) | | (112) |
| Increase in shares outstanding | | 84 | | 170 |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Long Duration Credit Fund
November 30, 2017 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Long Duration Credit Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide high income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income is recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2017, the fund held interest rate futures with cumulative unrealized gain of $8,000 and cumulative unrealized loss of $47,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended November 30, 2017, the fund recognized $125,000 of realized gain on Futures and a $(78,000) change in unrealized gain/loss on Futures related to its investment in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold similar to equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of November 30, 2017, cash of $93,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 8% and 10% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $12,059,000 and $10,240,000, respectively, for the six months ended November 30, 2017. Purchases and sales of U.S. government securities aggregated $798,000 and $1,545,000, respectively, for the six months ended November 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2017, the fund had $182,000 of available capital loss carryforwards.

At November 30, 2017, the cost of investments for federal income tax purposes was $37,710,000. Net unrealized gain aggregated $1,504,000 at period-end, of which $1,637,000 related to appreciated investments and $133,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

The fund may invest in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of November 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,500,000 shares of the fund, representing 41% of the outstanding shares of the fund.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 19, 2018